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EXHIBIT 99.3

Certification of Chief Financial Officer
Pursuant to
18 U.S.C. §1350,
As Adopted Pursuant To
Section 906 OF the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Endocardial Solutions, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Robert Paulson, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. ROBERT PAULSON, JR. J. Robert Paulson, Jr. Chief Financial Officer March 28, 2003

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  EXHIBIT 99.3
Certification of Chief Financial Officer Pursuant to 18 U.S.C. §1350, As Adopted Pursuant To Section 906 OF the Sarbanes-Oxley Act of 2002